Exhibit 31.2

CERTIFICATION PURSUANT TO

Section 302 of the Sarbanes-Oxley Act of 2002

I, Raul Jacob, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Southern Copper Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

March 7, 2022

/s/ RAUL JACOB
Raul Jacob
Vice President, Finance, Treasurer and
Chief Financial Officer